AI Investor Session KEN STILLWELL COO & CFO June 2, 2025 2025 PETER WELBURN VP, Corporate Development & Investor Relations

© Pegasystems Inc 2 Financial Update KEN STILLWELL COO & CFO

© Pegasystems Inc Safe Harbor Statement Certain statements in this presentation may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions. Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements are contained in the Company’s press release announcing its Q1 2025 results and in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024 and other recent filings with the SEC. Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise. Any forward-looking statements in this presentation represent our views as of June 2, 2025. Non-GAAP Financial Measures Our non-GAAP financial measures should only be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We believe that these measures help investors understand our core operating results and prospects, which is consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. They are not a substitute for financial measures prepared under U.S. GAAP. Constant currency measures are calculated by applying the foreign exchange rates from the prior comparative period rather than the actual foreign exchange rate in effect during the respective period. Reconciliations of GAAP and non-GAAP measures are in the Company’s press release announcing its Q1 2025 results and at the end of this presentation. Additional Notes This presentation may contain industry market data, industry forecasts, and other statistical information. Such information was obtained from publicly available information, industry publications, and other third-party sources, and the Company makes no representations as to the accuracy of such information. The Company has not independently verified any such information. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of the date of this presentation, all of which are subject to change. 3

© Pegasystems Inc 4 To Ask a Question... Email pegainvestorrelations@pega.com peter.welburn@pega.com on the PHONE in the ROOM Raise your hand1 Please state your name and the firm you are with3 Wait for the microphone2 ? ?

© Pegasystems Inc 5 Completed Multi-Year Subscription Transition & Achieved Rule of 40 to Balance Growth & Profit (1) Rule of 40 is a performance metric calculated by adding the annual contract value (“ACV”) growth rate and the free cash flow margin. We also provide a table of supplemental information of other items that affected our cash flows and Rule of 40 achievement in the appendix to this presentation. (2) ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors. (3) Our free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and commitment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP. A reconciliation of cash provided by operating activities to free cash flow is in the appendix to this presentation. Free cash flow margin is free cash flow divided by total revenue. We’ve Transformed Our Business Model... Rule of 40 1 ACV Growth (2) Free Cash Flow Margin (3) Subscription Transition 20242022 20232017 Q1 2025 ~40%~20% ~30% $465M ACV $1,255M ACV $1,445M ACV

© Pegasystems Inc 6 Pega Cloud is the Biggest Driver of Our ACV Growth As Reported $50M Pega Cloud ACV $700M Pega Cloud ACV +39% CAGR Pega Cloud ACV Grew from $50M in Q1 2017 to $700M in Q1 2025

© Pegasystems Inc 7 Our ACV Growth is Durable ACV Increased 13 Percent Year Over Year from 3/31/24 to 3/31/25 (as reported) High Retention Rates, Strong Customer Loyalty Pega GenAI BlueprintTM Best-in-class solutions Technology Leadership Big Market Opportunity Enterprise clients moving to the cloud to digitally transform mission critical- use cases in key verticals Usage-Based Pricing Model Case-based pricing approach – expands with usage

© Pegasystems Inc Pega GenAI Blueprint Significant Expansion Opportunity Cross-sell & upsell into the base Pega Cloud Migrations Move existing clients to Pega Cloud A B C 8 New Logos Win new clients with partner Blueprints and legacy transformation We Have Several Levers to Accelerate ACV Growth

© Pegasystems Inc 9 Long-term financial model (progress since last year) And Our Margins Have Been Improving Over Time From… To 2027/ 2028 Target 2022 % of revenue 2023 2024 80%74%Gross Margin 1 76% 76% 30%43%Sales & Marketing 1 35% 32% 17%20% Research & Development 1 18% 18% LONG-TERM MODEL TIMELINE (1) Financial metrics (other than revenue) presented are non-GAAP. For additional information, including a reconciliation of GAAP and non-GAAP measures, refer to the schedules at the end of this document.

© Pegasystems Inc 10 Driven by our double-digit ACV growth and our margin expansion Leading to Strong Free Cash Flow Generation 2022A 2023A 2024A ($13M) $201M $338M 2025F 2026F 2027F 2028F CUMULATIVE FREE CASH FLOW $2.2B+ $700M+ ~15% to ~20% Free Cash Flow Growth Year Over Year

© Pegasystems Inc 11 Capital Allocation Focused on Increasing Returns to Shareholders Organic Reinvestment in our Business M&ARepurchase Shares Pay a Dividend Optimize Debt CAPITAL STRUCTURE OPTIMIZATION DEEPEN AND EXTEND PLATFORM BUY Strategic repurchases that create value for our shareholders Properly pay down as needed Pay a predictable dividend (could grow over time) Largely built into our operating model Selective acquisitions to extend our market leadership

© Pegasystems Inc $198M~$600M$23M BUY Buying Back Stock Paying Dividend Paying Down Debt CAPITAL STRUCTURE OPTIMIZATION Q1 2023 thru Q1 2025 12

© Pegasystems Inc Q1 2023 thru Q1 2025 $198M~$600M$23M 13 BUY Buying Back Stock Paying Dividend Paying Down Debt CAPITAL STRUCTURE OPTIMIZATION ~3% of Free Cash Flow ~27% of Free Cash Flow Debt Free as of Q1 2025

© Pegasystems Inc 14 An Opportunity: Offset Dilution & Reduce Share Count Stock-Based Compensation Free Cash Flow 2022 2023 2024 $0M $50M $100M $150M $200M $250M $300M $350M -$50M $122M $143M $201M $143M $338M ($13M) 2022 2023 2024

© Pegasystems Inc 15 Keys to Driving Long- Term Value Creation A durable ACV growth rate, operating leverage, and a strategic approach to capital allocation Buybacks | Dilution Margin Shift Pega’s ACV Growth Rate Growth in Free Cash Flow Per Share

© Pegasystems Inc 16 Key Takeaways Pega’s GenAI BlueprintTM momentum, coupled with a large and expanding market and robust ACV growth, reinforces the durability of Pega’s growth story. The completion of the subscription transition and disciplined operational management put Pega on a strong trajectory toward sustained profitability. A continued focus on generating free cash flow and a strategic approach to capital allocation further support long-term valuation creation. 1 2 3

© Pegasystems Inc 17 Full-Year 2025 Update (in millions, except per share amounts) Original Updated 2025 2025 Revenue (GAAP and Non-GAAP) 1,600$ 1,700$ Net Income - GAAP 149$ 224$ Stock-based compensation 147 147 Legal Fees 25 25 Income Taxes (32) (29) Net Income - Non-GAAP 289$ 367$ Diluted earnings per share - GAAP 1.60$ 2.41$ Non-GAAP adjustments 1.50 1.53 Diluted earnings per share - Non-GAAP 3.10$ 3.94$ Diluted weighted-average number of common shares outstanding (GAAP and Non-GAAP) 93.1 93.1 original updated 2025 2025 revenue (GAAP and Non-GAAP) 1600 1700 Net Income - GAAP 149 224 stock-based compensation 147 147 legal fees 25 25 income taxes -32 -29 Net Income - Non-GAAP 289 367 Diluted earnings per share - GAAP 1.6 2.41 Non-GAAP adjustments 1.5 1.53 Diluted earnings per share - Non-GAAP 3.1 3.94 Diluted weighted-average number of common shares outstanding (GAAP and Non-GAAP) 93.1 93.1

© Pegasystems Inc 18 Q&A

© Pegasystems Inc 19 To Ask a Question... Email pegainvestorrelations@pega.com peter.welburn@pega.com on the PHONE in the ROOM Raise your hand1 Please state your name and the firm you are with3 Wait for the microphone2 ? ?

© Pegasystems Inc HOURS OPEN 20 Innovation Hub Map MONDAY June 2 11:00 AM – 6:00 PM TUESDAY June 3 11:00 AM – 6:30 PM Pega BlueprintTM Watch apps build themselves with natural language prompts. Customer Service Simulator Jump into a mock call center powered by real-time automation. 1:1 Customer Engagement BlueprintTM Experience AI that recommends the next- best action-instantly. Infinity 25 Test-drive the latest and smartest version of the Pega platform (experience predictable AI agents.) Socrates AI Meet the assistant that helps teams think, learn, and act faster. 1 2 3 4 5 1 2 3 4 5 TOP 5 MUST-SEE ATTRACTIONS

© Pegasystems Inc Definitions & Non- GAAP Reconciliations 21

© Pegasystems Inc 1. Rule of 40: A performance metric calculated by adding the annual contract value (“ACV”) growth rate and the free cash flow margin. We also provide a table of supplemental information of other items that affected our cash flows and Rule of 40 achievement within the appendix of this presentation. 2. Supplemental Information: a. Litigation settlement, net of recoveries: Cost to settle litigation, net of insurance recoveries, arising from proceedings outside the ordinary course of business. See "Note 20. Commitments And Contingencies" in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2024 and our other SEC filings for further information; b. Restructuring: Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities; c. Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business; d. Interest on convertible senior notes: In February 2020, we issued convertible senior notes (the “Notes”), due March 1, 2025, in a private placement. The Notes accrued interest at an annual rate of 0.75%, paid semi-annually in arrears on March 1 and September 1. The outstanding Notes were repaid in their entirety at maturity; e. Other: Fees related to capital advisory services, canceled in-person sales and marketing events, and incremental costs incurred integrating acquisitions; f. Income taxes: Direct income taxes paid net of refunds received. 3. Annual Contract Value (“ACV”): represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors. 4. Free Cash Flow: is defined as cash provided by operating activities less investment in property and equipment. Investment in property and commitment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP. A reconciliation of cash provided by operating activities to free cash flow is within the appendix of this presentation. 5. Free Cash Flow Margin: is calculated by comparing the respective free cash flow to total revenue. 6. Non-GAAP Gross Margin: is defined as GAAP gross margin less the impacts of stock-based compensation. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation. 7. Non-GAAP Sales and Marketing Expense: is defined as GAAP sales and marketing expense less the impact of stock-based compensation. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation. The related margin is expressed as a percentage of total revenue for the respective periods. 8. Non-GAAP Research and Development Expense: is defined as GAAP research and development expense less the impact of stock-based compensation. Although stock- based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation. The related margin is expressed as a percentage of total revenue for the respective periods. Appendix - Definitions 22

© Pegasystems Inc Year Ended December 31, Target 2022 2023 2024 2027/2028 Gross Margin % - GAAP 72% 74% 74% 77% Stock-Based Compensation 2% 2% 2% 3% Gross Margin % - Non-GAAP 74% 76% 76% 80% Sales and Marketing % - GAAP 47% 39% 36% 34% Stock-Based Compensation (4)% (4)% (4)% (4)% Sales and Marketing % - Non-GAAP 43% 35% 32% 30% Research and Development % - GAAP 22% 21% 20% 19% Stock-Based Compensation (2)% (3)% (2)% (2)% Research and Development % - Non-GAAP 20% 18% 18% 17% GAAP to Non-GAAP Margin Reconciliation 23 2022 2023 2024 2027/2028 Target Gross Margin % - GAAP 72% 74% 74% 77% Stock-Based Compensation 2% 2% 2% 2% Gross Margin % - Non-GAAP 74% 76% 76% 80% Sales and Marketing % - GAAP 47% 39% 36% 34% Stock-Based Compensation -4% -4% -4% -4% Sales and Marketing % - Non-GAAP 43% 35% 32% 30% Research and Development % - GAAP 22% 21% 20% 19% Stock-Based Compensation -2% -2% -2% -2% Research and Development % - Non-GAAP 20% 18% 18% 17%

© Pegasystems Inc Year Ended December 31, Target (in millions, except percentages) 2022 2023 2024 2028 Cash flows provided by operating activities $ 22 $ 218 $ 346 $ 715 Investment in property and equipment (35) (17) (8) (15) Free Cash Flow $ (13) $ 201 $ 338 $ 700 Margin, as a percentage of Total Revenue: Operating Cash Flow Margin 2% 15% 23% Investment in property and equipment (3)% (1)% —% Free Cash Flow Margin (1)% 14% 23% Free Cash Flow Reconciliation 24 2022 2023 2024 2028 Cash provided by operating activities 22,000 218,000 346,000 715,000 Investment in property and equipment (35,000) (17,000) (8,000) (15,000) Free cash flow (13,000) 201,000 338,000 700,000 Free Cash Flow Margin Cash provided by operating activities 2% 15% 23 % Investment in property and equipment (3)% (1)% (1)% Free cash flow (1)% 14% 23%

© Pegasystems Inc Year Ended December 31, (in millions, except percentages) 2022 2023 2024 Growth Growth Growth ACV (Constant Currency) $ 1,153 15% $ 1,244 11% $ 1,395 11% Margin Margin Margin Free Cash Flow $ (13) (1)% $ 201 14% $ 338 23% Supplemental Information Litigation settlement, net of recoveries $ — $ — $ 32 Restructuring — 29 5 Legal fees 42 15 16 Interest on convertible senior notes 5 4 4 Other 7 1 — Income taxes 8 12 82 $ 61 $ 60 $ 140 Effect of supplemental information to Rule of 40 achievement 5% 4% 9 % Rule of 40 achievement 19% 29% 43% Rule of 40 Reconciliation 25 Year Ended December 31, 2022 2023 2024 growth growth growth ACV (Constant Currency) 1153 0.15 1244 0.11 1395 0.11 margin margin margin Free Cash Flow -13 -0.01 201 0.14 338 0.23 Supplemental information Litigation settlement, net of recoveries $— $— $32,403 Restructuring $— $29,401 $5,252 Legal fees 41,789 14,645 16,197 Interest on convertible senior notes 4,500 4,134 3,810 Other 6,805 601 — Facilities — — — Income taxes 7,645 11,664 82,317 $60,739 $60,445 $139,979 Effect of supplemental information to Rule of 40 achievement 0.05 0.04 0.09 Rule of 40 achievement 0.19 0.29 0.43

© Pegasystems Inc (in millions) December 31, 2022 December 31, 2023 December 31, 2024 ACV (As Reported) $ 1,126 $ 1,255 $ 1,372 Impact of changes in foreign exchange rates 27 (11) 23 ACV (Constant Currency) $ 1,153 $ 1,244 $ 1,395 Reconciliation of ACV and ACV (Constant Currency) 26 31-Dec-22 31-Dec-23 31-Dec-24 ACV (As Reported) 1126 1255 1372 impact of changes in foreign exchange rates 27 -11 23 ACV (Constant Currency) 1153 1244 1395